FOURTH Quarter 2023 Earnings Presentation February 28, 2024 Exhibit 99.2

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on ACRES Commercial Realty Corp.’s (“ACR’s” or the “Company’s”) current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ACR or are within its control. If a change occurs, its business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect ACR’s view only as of the date of this presentation. ACR uses words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from its forward-looking statements, including, but not limited to: The adequacy of its cash reserves and working capital; The timing of cash flows, if any, from its investments; Unanticipated increases in financial and other costs, including a rise in interest rates; Its ability to maintain compliance with over-collateralization and interest coverage tests in its collateralized debt obligations (“CDOs”) and/or collateralized loan obligations (“CLOs”); Its dependence on ACRES Capital, LLC, its “manager”, and ability to find a suitable replacement in a timely manner, or at all, if its manager or the Company were to terminate the management agreement; Environmental and/or safety requirements; Its ability to satisfy complex rules in order for ACR to qualify as a real estate investment trust (“REIT”), for federal income tax purposes and qualify for its exemption under the investment company act of 1940, as amended, and its ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; Legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and Other factors discussed under item IA. Risk factors in its annual report on form 10-K for the year ended December 31, 2022 and those factors that may be contained in any subsequent filing ACR makes with the Securities and Exchange Commission. Changes in the industry, interest rates, the debt securities markets, real estate markets or the general economy; Increased rates of default and/or decreased recovery rates on its investments; The performance and financial condition of its borrowers; The cost and availability of its financings, which depend in part on its asset quality, the nature of its relationships with its lenders and other capital providers, its business prospects and outlook and general market conditions; The availability and attractiveness of terms of additional debt repurchases; Availability, terms and deployment of short-term and long-term capital; Availability of, and ability to retain, qualified personnel; Changes in its business strategy; Availability of investment opportunities in commercial real estate-related and commercial finance assets; The degree and nature of its competition; The resolution of its non-performing and sub-performing assets; The outbreak of widespread contagious disease, such as the novel coronavirus, COVID-19; The Company’s ability to comply with financial covenants in its debt instruments; ACRESREIT.COM

DISCLAIMER Forward-Looking Statements (continued) In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. The Company undertakes no obligation, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Past Performance Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. Notes on Presentation This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACR’s financial performance. Please refer to page 16 for the reconciliation of Net Income (Loss), a GAAP financial measure, to Earnings Available for Distribution (“EAD”), a non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is at or for the period ended December 31, 2023. Definitions Refer to page 19 for a description of certain terms not otherwise defined or footnoted, including EAD, Benchmark Rate, GAAP Book Value, and other key terms. This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. No Offer or Sale of Securities ACRESREIT.COM

Highlights Earnings and capital gains can be retained through tax assets to increase book value Manager is focused on delivering shareholder value through EAD1 growth and share repurchases ACRESREIT.COM Percentage of Multifamily-focused CRE in Loan Portfolio 80% Per Share-Diluted GAAP Net Income / EAD $0.20 / $0.55 4Q23 Net CRE Loan Repayments $64.7M $26.65 Book Value Per Share at December 31, 2023 Total Liquidity at December 31, 2023 $107.7M 1 Refer to page 16 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure Percentage of CRE loan portfolio current on payments 98%

$1.9B FOURTH Quarter Results Financial Results Book Value CRE Loan Activity & CRE Portfolio Capitalization & Liquidity ACRESREIT.COM Total liquidity at December 31, 2023 $107.7M of asset-specific borrowings were composed of non-recourse, non-mark-to-market CLO financings 82% $158.9M of net investments in real estate and properties held for sale 98% of the par value of the CRE loan portfolio is current on payments of the par value of the CRE loan portfolio is rated 4 or 5 16% comprising 70 loans with a weighted average LTV of 76% CRE loan portfolio at par value $64.7M of net loan repayments Includes $(0.13) due to $1.1M provision for CECL reserves 14.5% annual increase since ACRES acquisition in 3Q20 $26.65 GAAP book value up from $25.07 in 3Q23 and up from $24.54 in 4Q22 EAD1 for 4Q23 $0.55 $0.20 GAAP net income per share-diluted 1 Refer to page 16 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure

BALANCE SHEET Overview 4Q23 Balance Sheet Overview Summary of Changes to Book Value per Share 1,2 Total Assets ($B) $2.2 Total Liquidity ($M) $107.7 CRE Whole Loans, at par ($B) WA Spread $1.9 3.77% CECL Reserve – General ($M) Per BV Share / Basis Points $24.1 $3.06/1.29% CECL Reserve – Specific ($M) Per BV Share / Basis Points $4.7 $0.60/0.25% Investments in Real Estate and Properties Held for Sale, net3 ($M) Number of Investments $158.9 6 Total Borrowings ($B) Leverage Ratio $1.7 3.8x Asset Specific Borrowings ($B) WA Spread $1.5 1.90% Corporate Debt ($M) WA Coupon $201.5 6.74% Preferred and Common Equity4 ($M) Dividend %: WA Preferred / Common $226.5/$219.7 8.26% / NA ACRESREIT.COM 1 Per share adjustments are calculated based on the share count outstanding of 7,853,536 utilized in the calculation of book value at December 31, 2023 2 At December 31, 2023, $9.8 million remains available under this repurchase program 3 Investments in real estate and properties held for sale are shown net of related financings and real estate related lease obligations 4 Includes $10.4 million of non-controlling interests Capitalization Total Capitalization $2.1B Stockholders’ equity 21% Term warehouse financing facilities (limited recourse) 8% Senior secured financing facility (limited recourse) 3% Mortgage Payable and Construction Loans (limited recourse) 2% Corporate Debt - TRUPS & 5.75% Notes (no guarantee) 9% Securitization notes payable (non-recourse) 57%

$98 Loans held for investment, at amortized cost $1,857.1 CECL Reserves ($28.8) CRE whole loans, floating-rate WA 1M BR + 3.77% WA 1M BR Floor2 0.70% WA CRE loan portfolio LTV 76% Total number of CRE loans 70 Average CRE whole loan size, at par $26.9 WA Risk Rating, at par 2.7 CRE Loan Portfolio Overview CRE Loan Summary 1 Balance by Region 1,3 ACRESREIT.COM 1 All $ amounts are in millions and the percentages for region and property type disclosures are based on total carrying value of the CRE loans 2 At December 31, 2023, all CRE whole loans are now indexed only to SOFR and the WA benchmark rate was 5.39% 3 Texas (26.6%) and Florida (16.1%) were the states with the highest concentrations. Based on regions identified by the National Council of Real Estate Investment Fiduciaries (NCREIF) Total Loan Count 75 Total Loan Count 70 Loan Portfolio Activity, at par 1 Property Type 1 Multifamily 79.6% Office 13.5% Hotel 3.9% Self-storage 2.6% Retail 0.4% Pacific 9.3% Mountain 15.0% Southwest 26.6% West North Central 2.1% East North Central 3.3% Southeast 22.0% Mid Atlantic 12.9% Northeast 8.8%

Fully Extended Loan and Interest Rate Cap Maturities ($ in millions at par) CRE Loan Portfolio Maturity Profile ACRESREIT.COM 1 Excludes loans in default at December 31, 2023 2 Fully-extended maturity basis assumes borrower elects and qualifies for all extensions 3 Interest rate caps are contractually owned by the underlying borrower and supplement the property cash flows that collateralize the floating rate CRE loan portfolio 4 Our current interest rate caps have maturities from January 2024 through July 2026 Fully extended weighted average loan maturity 1,2 of the par value of the portfolio has interest rate caps in place at December 31, 2023 3,4 2.8 years 85%

CRE Loan Risk Ratings and CECL Reserves All but four of ACR’s 70 loans are current on contractual payments through December 31, 2023 CECL Reserve Overview ACRESREIT.COM 1 See page 20 for additional information on the risk rating definitions Risk Rating by Collateral Type, $ at par 4Q23 W.A. Risk Rating: 2.7 3Q23 W.A. Risk Rating: 2.6 of ACR’s loans have a risk rating of 2 or 3 that are performing in line with or near underwritten expectations 1 84% Specific CECL Reserve General CECL Reserve Total Reserve $27.6M Total Reserve $28.8M 100% Risk Rated 5 100% Risk Rated 5 10% Risk Rated 4 & 5 90% Risk Rated 2 & 3 40% Risk Rated 4 & 5 60% Risk Rated 2 & 3 4Q23 Risk Rating Overview $1,468M $1,477M $257.6M $254.3M $148.6M $71.5M $49.0M $48.7M $8.0M $8.0M Loan Count 7 38 4 21 0

Investments in Real Estate Properties $158.9 million of net investments in real estate and properties held for sale 1,2 Student Housing $13.0M 3 Existing structure and development of adjacent lot Equity investment in the southeast region Value add and development project Acquired in April 2022 Construction commenced in the first quarter of 2023 388-key hotel next to a convention center Equity investment in the east north central region Conversion to a Hilton hotel and stabilization Acquired in April 2022 279-key hotel next to a convention center Equity via lending activities in the northeast region Acquired the deed in November 2020 Reclassified to held for sale as of September 30, 2022 ACRESREIT.COM 1 Investments in real estate comprise six properties, four of which are held at depreciated/amortized cost basis and two of which are held for sale at lower of cost or fair value. Images exclude the $20.9M property held for sale acquired via deed-in-lieu of foreclosure in June 2023. 2 Real estate related depreciation and amortization expense is $1.2M for the 4th quarter of 2023 3 Represents value on date of acquisition 99K SF Class A office / life science/ lab space Equity investment in the northeast region Lease up as life science / lab building Acquired in October 2021 Hotel $38.6M 3 Office $14.6M 3 Hotel $39.8M 3 Multifamily $14.2M 3 12-acre parcel of land for multifamily development Equity investment in the northeast region Development of a multifamily complex Acquired in November 2021

Capitalization Overview $ in Millions Capitalization Maximum Capacity Amount $ Avail. W. Avg. Coupon Leverage Ratio Term Warehouse Financing 2 $500.0 $168.6 $329.7 BR + 2.60% 0.4x Senior Secured Financing 2 500.0 61.6 435.5 BR + 3.78% 0.1x Mortgage Payable 2 20.4 19.4 0.8 BR + 3.80% 0.1x Construction Loans 2 Oceanview Life and Annuity Company 3 48.0 7.3 39.4 BR + 6.00% Florida Pace Funding Agency 3 15.5 15.1 0.0 7.26% Total Construction Loans 63.5 22.4 39.4 0.1x Senior Unsecured Notes 150.0 148.1 - 5.75% 0.3x Trust Preferred Securities 51.5 51.5 - BR + 3.95% 0.1x Total Recourse Debt $1,285.4 $471.6 $805.4 1.1x Securitizations 2 1,204.6 1,204.6 - BR + 1.64% 2.7x Total Leverage 4 $2,490.0 $1,676.2 $805.4 3.8x Preferred Equity 226.5 8.26% Common Equity 5 219.7 Total Capitalization $2,122.4 7.38% 1 Total Capitalization $2,122.4 Corporate WACC 1 7.38% Total Asset Specific Financing $1,476.6 WA Asset Specific Cost BR + 1.90% Term/Senior Secured Avail. $765.2 Recourse Debt Leverage 1.1x Total Corporate Leverage 3.8x ACRESREIT.COM 1 Weighted average cost of capital (“WACC”) calculation excludes the impact of common equity in the denominator 2 Asset-specific borrowings total $1.5 billion, of which securitizations are 82% 3 Current balance includes capitalized deferred debt issuance costs 4 Includes $14.5 million of unamortized deferred debt issuance costs and discounts on borrowings 5 Includes $10.4 million of non-controlling interests Outstanding Financing 90% Non-Mark-to-Market 10% Term Warehouse Financing 72% Securitizations 9% Senior Unsecured Notes 4% Senior Secured Financing 3% Trust Preferred Securities 2% Mortgage Payable and Construction Loans

Leverage AND Liquidity Trend ACRESREIT.COM 1 Includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities $107.7 $130.6 $91.2 $ in millions Leverage Ratios Total Liquidity ($ in millions) $104.0

Appendix ACRESREIT.COM

Consolidated Balance Sheets ACRESREIT.COM (in thousands, except share and per share data)   Dec. 31, 2023   Dec. 31, 2022 Assets   (unaudited)     Cash and cash equivalents   $ 83,449   $ 66,232 Restricted cash   8,437   38,579 Accrued interest receivable   11,783   11,969 CRE loans   1,857,093   2,057,590 Less: allowance for credit losses   (28,757)   (18,803) CRE loans, net   1,828,336   2,038,787 Loan receivable - related party   10,975   11,275 Investments in unconsolidated entities   1,548   1,548 Properties held for sale   62,605   53,769 Investments in real estate   157,621   120,968 Right of use assets   19,879   20,281 Intangible assets   7,882   8,880 Other assets   3,590   4,364 Total Assets   $ 2,196,105   $ 2,376,652 Liabilities       Accounts payable and other liabilities   $ 13,963   $ 10,391 Management fee payable - related party   584   898 Accrued interest payable   8,459   6,921 Borrowings   1,676,200   1,867,033 Lease liabilities   44,276   43,695 Distributions payable   3,262   3,262 Accrued tax liability   121   113 Liabilities held for sale   3,025   3,025 Total Liabilities   1,749,890   1,935,338 Equity       Series C Preferred stock, par value $0.001   5   5 Series D Preferred stock, par value $0.001   5   5 Common stock, par value $0.001   8   9 Additional paid-in capital   1,169,970   1,174,202 Accumulated other comprehensive loss   (4,801)   (6,394) Distributions in excess of earnings   (729,391)   (732,359) Total Stockholders’ Equity   435,796   435,468 Non-controlling interests   10,419   5,846 Total Equity   446,215   441,314 Total Liabilities and Equity   $ 2,196,105   $ 2,376,652

Consolidated Statements of Operations (Unaudited, in thousands, except share and per share data)   For the Three Months Ended   For the Year Ended     Dec. 31, 2023   Dec. 31, 2022   Dec. 31, 2023   Dec. 31, 2022 Revenues                 Interest income   $ 46,781   $ 42,514   $ 187,466   $ 126,274 Interest expense   33,419   28,733   130,791   82,324 Net interest income   13,362   13,781   56,675   43,950 Real estate income   9,045   9,429   34,311   31,129 Other revenue   38   31   145   91 Total revenues   22,445   23,241   91,131   75,170 Operating Expenses                 General and administrative   2,939   2,637   10,512   10,575 Real estate expenses   9,855   9,799   38,913   33,854 Management fees - related party   1,686   2,012   7,462   7,035 Equity compensation - related party   483   914   2,578   3,562 Corporate depreciation and amortization   23   21   91   85 Provision for credit losses, net   1,123   10,953   10,902   12,295 Total operating expenses   16,109   26,336   70,458   67,406 Other Income (Expense)                 Loss on extinguishment of debt   —   —   —   (460) Gain on sale of real estate   —   —   745   1,870 Other income   62   485   527   1,588 Total other income   62   485   1,272   2,998 Income (Loss) before Taxes   6,398   (2,610)   21,945   10,762 Income tax benefit (expense)   32   (56)   (97)   (336) Net Income (Loss)   6,430   (2,666)   21,848   10,426 Net income allocated to preferred shares   (4,856)   (4,856)   (19,422)   (19,422) Net loss allocable to non-controlling interest, net of taxes   123   91   542   197 Net Income (Loss) Allocable to Common Shares   $ 1,697   $ (7,431)   $ 2,968   $ (8,799) Net Income (Loss) per Common Share – Basic   $ 0.21   $ (0.87)   $ 0.35   $ (1.00) Net Income (Loss) per Common Share – Diluted   $ 0.20   $ (0.87)   $ 0.35   $ (1.00) Weighted Average Number of Common Shares Outstanding - Basic   8,258,106   8,555,382   8,416,290   8,811,761 Weighted Average Number of Common Shares Outstanding - Diluted   8,436,930   8,555,382   8,566,058   8,811,761 ACRESREIT.COM

Earnings Available for Distribution ACRESREIT.COM 1 See page 19 for additional information on these non- GAAP financial measures (Unaudited, in thousands, except share and per share data)   For the Three Months Ended   For the Year Ended     Dec. 31, 2023   Dec. 31, 2022   Dec. 31, 2023   Dec. 31, 2022 Net Income (Loss) Allocable to Common Shares - GAAP   $ 1,697   $ (7,431)   $ 2,968   $ (8,799) Realized gain on sale of investment in real estate — — (745) (1,870) Net income (loss) allocable to common shares - GAAP, adjusted $ 1,697 $ (7,431) $ 2,223 $ (10,669)                 Reconciling Items from Continuing Operations:                 Non-cash equity compensation expense   483   914   2,578   3,562 Non-cash provision for CRE credit losses   1,123   10,953   10,902   12,295 Realized loss on sale of investment in real estate — — 745 (372) Real estate depreciation and amortization   1,180   811   4,013   5,113 Non-cash amortization of discounts or premiums associated with borrowings   —   —   —   1,271 Net income (loss) from non-core assets   132   (27)   104   (787)                 Reconciling Items from Legacy CRE Assets:                 Net interest income on legacy CRE assets   —   —   —   (29) Earnings Available for Distribution Allocable to common shares 1   $ 4,615   $ 5,220   $ 20,565   $ 10,384 Earnings Available for Distribution per Common Share – Diluted 1   $ 0.55   $ 0.60   $ 2.40   $ 1.17 Weighted Average Number of Common Shares Outstanding - Diluted on EAD Allocable to Common Shares   8,436,930   8,670,456   8,566,058   8,876,738

CECL Trend Analysis Chart ACR’s CECL reserve as a percentage of the total CRE loan portfolio remained steady from 1Q22 until 3Q221 ACRESREIT.COM 1 Percentages based on total CRE loans at par, except for the multifamily percentage, which is based on total carrying value of the CRE loans Since 3Q22, volatility in the commercial real estate sector and limited market liquidity have caused an increase in the CECL reserves to 1.54% at 4Q23

Benchmark Sensitivity Analysis Trend The recent increases to benchmark rates on net interest income have returned our match-financed investment portfolio to having a direct correlation to the rise or fall in interest rates BR Change Decreased 1.00% No Change Increased 0.25% Increased 0.50% Increased 0.75% Increased 1.00% BR: 4.39% BR Change Decreased 1.00% No Change Increased 0.25% Increased 0.50% Increased 0.75% Increased 1.00% BR: 5.35% ACRESREIT.COM December 31, 2022 December 31, 2023 Quarterly Net Interest Income per Share Sensitivity to Changes in BRs Change to a positive correlation to net interest income assuming a 1.00% increase to BRs

Key Definitions Earnings Available for Distribution: Earnings Available for Distribution (“EAD”) is a non-GAAP financial measure that the Company uses to evaluate its operating performance. EAD excludes the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current CRE loan portfolio and other CRE-related investments and operations. EAD excludes income (loss) from all non-core assets comprising of investments and securities owned by the Company at the initial measurement date of December 31, 2016 in commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale. EAD, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. EAD may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Although pursuant to the Fourth Amended and Restated Management Agreement the Company calculates the Manager’s incentive compensation using EAD excluding incentive fees payable to the Manager, the Company includes incentive fees payable to the Manager in EAD for reporting purposes. Benchmark Rate: Benchmark Rate (“BR”) refers to the collective one-month Term Secured Overnight Finance Rate (“SOFR”) rates that are used as benchmarks on the originated loans during the associated period. GAAP Book Value: GAAP book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders’ equity less preferred stock equity. Leverage ratio is calculated as the respective period ended borrowings over total equity. Asset-specific leverage ratio excludes corporate debt from the calculation. Leverage Ratio: ACRESREIT.COM Current Expected Credit Losses: Current Expected Credit Losses (‘CECL”) refers to the provision to earnings in order to estimate expected losses.

Other Disclosures Rating 1: Property performance has surpassed underwritten expectations Occupancy is stabilized, the property has had a history of consistently high occupancy, and the property has a diverse and high-quality tenant mix Rating 2: Property performance is consistent with underwritten expectations and covenants and performance criteria are being met or exceeded Occupancy is stabilized, near stabilized or is on track with underwriting Rating 3: Property performance lags behind underwritten expectations Occupancy is not stabilized and the property has some tenancy rollover Rating 4: Property performance significantly lags behind underwritten expectations. Performance criteria and loan covenants have required occasional waivers Occupancy is not stabilized and the property has a large amount of tenancy rollover Rating 5: Property performance is significantly worse than underwritten expectations. The loan is not in compliance with loan covenants and performance criteria and may be in default. Expected sale proceeds would not be sufficient to pay off the loan at maturity The property has a material vacancy rate and significant rollover of remaining tenants An updated appraisal is required upon designation and updated on an as-needed basis CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or re-underwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines, and therefore not every loan will have all of the characteristics described in each category below. Commercial Real Estate Loans Risk Ratings ACRESREIT.COM

Additional information is available at the Company’s website. Contact Information Headquarters: 390 RXR Plaza Uniondale, NY 11556 Investor Relations: ir@acresreit.com 516-862-2385 New York Stock Exchange: Common Stock Symbol: ACR Pref. Stock Symbols: ACRPrC & ACRPrD ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and equity investments in commercial real estate property through direct ownership and joint ventures. www.acresreit.com